Exhibit 10.4

FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT

Dated: as of May 2, 2014

among

110 WILLIAM, LLC
as Original Borrower,

110 WILLIAM PROPERTY INVESTORS III, LLC
as Borrower,

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF UBS-BARCLAYS COMMERCIAL MORTGAGE TRUST 2012-C2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-C2
as Lender,

WELLS FARGO BANK, N.A.
as Cash Management Bank

and

SWIG EQUITIES, LLC
as Manager

FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT
THIS FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT (this “Agreement”), is entered into as of May 2, 2014, among 110 WILLIAM, LLC, a Delaware limited liability company (“Original Borrower”), having an address at c/o Swig Equities, LLC, 110 William Street, 1st Floor, New York, New York 10038, 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (“Borrower”), having an address c/o Savanna, 430 Park Avenue, 12th Floor, New York, New York 10022, WELLS FARGO BANK, N.A., a national association (“Cash Management Bank”), having an address at 1901 Harrison Street, 2nd Floor, Oakland, CA 94612, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF UBS-BARCLAYS COMMERCIAL MORTGAGE TRUST 2012-C2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-C2 (“Lender”), having an address at c/o Wells Fargo Bank, N.A., as Master Servicer, 550 South Tryon Street, 14th Floor, MAC D1086-120, Charlotte, North Carolina 28202, Attention: Asset Manager, Loan No. 61-1100001, and SWIG EQUITIES, LLC, a New York limited liability company (“Manager”), having an address at 110 William Street, 1st Floor, New York, New York 10038. Capitalized terms not otherwise defined herein shall have their respective meaning as set forth in the Loan Agreement (as hereinafter defined).
WITNESSETH:
WHEREAS, Original Borrower obtained a loan in the principal amount of One Hundred Forty One Million Five Hundred Thousand and No/100 Dollars ($141,500,000.00) (the “Loan”) from UBS Real Estate Securities Inc., a Delaware corporation (“Original Lender”) as of June 11, 2012;
WHEREAS, the Loan was made pursuant to that certain Loan Agreement, dated as of June 11, 2012, between Original Borrower and Original Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the “Loan Agreement”), is evidenced by that certain Amended and Restated Promissory Note, dated as of June 11, 2012, executed by Original Borrower, and payable to the order of Original Lender in the original principal amount of the Loan (together with all renewals, modifications, increases and extensions thereof, the “Note”), and is secured by a Consolidated, Amended and Restated Mortgage and Security Agreement, dated as of June 11, 2012 (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the “Security Instrument”) from Original Borrower, as mortgagor, to Original Lender, as mortgagee, encumbering that certain Property;
WHEREAS, in connection with the Loan Agreement, Original Lender, Original Borrower, Cash Management Bank and Manager entered into that certain Cash Management Agreement dated June 11, 2012 (the “Original Cash Management Agreement”);
WHEREAS, Original Lender assigned, sold and transferred all of its right, title and interest in the Loan to Lender and Lender is the current holder of Original Lender’s interest in the Loan and the Loan Documents (as defined in the Loan Agreement);

WHEREAS, (i) Original Borrower desires to sell and convey the Property to Borrower and to assign and convey all of its right, title and interest under the Loan Documents to Borrower and (ii) Borrower desires to purchase the Property from Original Borrower and assume the Loan and all of Original Borrower’s right, title and interest in the Loan Documents (collectively, the “Transfer”), and both Original Borrower and Borrower desire to obtain from Lender its consent to such Transfer;
WHEREAS, as a condition to consenting to the Transfer, Lender has required that the parties hereto execute and deliver this Amendment which modifies the Original Cash Management Agreement has provided herein;
NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:
1.    INCORPORATION OF RECITALS. The foregoing recitals are hereby adopted by the parties hereto and by this reference incorporated herein.
2.    REVISED DEFINITIONS.
(a)    The term “Borrower” shall be deemed to refer to the “Borrower” as such term is defined in this Amendment. The address for “Borrower” in the first paragraph of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the following address: “c/o Savanna, 430 Park Avenue, 12th Floor, New York, New York 10022.”
(b)    The term “Lender” shall be deemed to refer to the “Lender” as such term is defined in this Amendment. The address for “Lender” in the first paragraph of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the following address: “c/o Wells Fargo Bank, N.A., as Master Servicer, 550 South Tryon Street, 14th Floor, MAC D1086-120, Charlotte, North Carolina 28202, Attention: Asset Manager, Loan No. 61-1100001”.
(c)    The term “Manager” shall be deemed to refer to the “Manager” as such term is defined in this Amendment. The address for “Manager” in the first paragraph of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the following address: “110 William Street, New York, New York 10038”.
(d)    The definition of “Clearing Account Agreement” in Article I of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the following: “shall mean that certain Deposit Account Control Agreement, dated as of May 2, 2014, among Borrower, Manager, Lender and Cash Management Bank”.
(e)    The definition of “Clearing Bank” in Article I of the Original Cash Management Agreement is hereby deleted in its entirety. The term “Clearing Bank” shall be deemed to refer to the “Cash Management Bank” as defined in the Original Cash Management Agreement.
3.    THE ACCOUNTS.
(a)    Section 2.1 of the Original Cash Management Agreement is hereby amended by deleting account number “4126134279” therefrom and replacing such account number with account number “4238902191”.
(b)    Section 2.3 of the Original Cash Management Agreement is hereby amended by deleting “110 William, LLC for the benefit of UBS Real Estate Securities Inc.” as the title of the Cash Management Account and replacing the title with “110 William Property Investors III, LLC for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2”.
(c)    The “Borrower’s Operating Account” information attached to Exhibit B of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the “Borrower’s Operating Account” information attached hereto as Exhibit B.
4.    NOTICE PARTIES. Section 7.8 of the Original Cash Management Agreement is hereby modified with respect to changes of the notice parties for Lender and Borrower as follows:

If to Borrower:	c/o Savanna 430 Park Avenue, 12th Floor New York, New York 10022 Attention: Nicholas Bienstock and Andrew Fichte Facsimile No.: (212) 229-1113

With a copy to:	c/o Savanna 430 Park Avenue, 12th Floor New York, New York 10022 Attention: 110 William Asset Manager Facsimile No.: (212) 229-1113
And with a copy to:    Hunton & Williams LLP
200 Park Avenue, 52nd Floor
New York, New York 10166
Attn: Laurie Grasso, Esq.
Facsimile: (212) 309-1100
If to Lender:    c/o Wells Fargo Bank, N.A.
550 South Tryon Street, 14th Floor
MAC D1086-120
Charlotte, NC 28202
Attention: Asset Manager
Loan No.: 61-1100001

With a copy to:    Seyfarth Shaw LLP
620 Eighth Avenue
New York, New York 10018
Attention: Mitchell S. Kaplan, Esq.
Facsimile: (917) 344-1264
5.    FEE AGREEMENT.
(a)    The “Fee Agreement” form attached to Exhibit A of the Original Cash Management Agreement is hereby deleted in its entirety and replaced with the “Fee Agreement” form attached hereto as Exhibit A.
6.    AGENT FOR SERVICE OF PROCESS.
(a)    Section 7.10 of the Original Cash Management Agreement is hereby amended by deleting “United Corporate Services, Inc.” as the designated authorized agent for service of process, as well as its address, and replacing such designated authorized agent with the following:
“Corporation Service Company
80 State Street
Albany, New York 12207-2543”
7.    MISCELLANEOUS.
(a)    The Original Cash Management Agreement, as amended by this Amendment, constitutes the Cash Management Agreement and all references herein to the “Cash Management Agreement” shall refer to the Original Cash Management Agreement as amended hereby. All references in the Original Cash Management Agreement to itself shall be deemed to be references to the Original Cash Management Agreement as amended hereby and all references in the other Loan Documents to the “Cash Management Agreement” shall be deemed to be references to the Original Cash Management Agreement as amended hereby.
(b)    Original Borrower and Borrower each acknowledges that nothing contained herein shall be construed to relieve Original Borrower or Borrower, as applicable, from its obligations under the Note, the Loan Agreement, and the other Loan Documents.
(c)    Original Borrower and Borrower each hereby ratifies and confirms to Lender as of the date hereof that all of the terms, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment, and each hereby confirms as to itself that there are no claims, counterclaims, offsets, defenses, defaults or events which, with the passage of time or giving of notice, would constitute a default with respect to the Loan Documents, as modified by this Amendment, or the obligations evidenced thereby.
(d)    Original Borrower represents, warrants and covenants that Original Borrower has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

(e)    Borrower represents, warrants and covenants that Borrower has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.
(f)    In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Original Cash Management Agreement, the terms, covenants and provisions of this Amendment shall control.
(g)    This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.
(h)    This Amendment shall be binding upon and inure to the benefit of Original Borrower, Borrower, Lender, Cash Management Bank and Manager and their respective successors and assigns.
(i)    This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.
(j)    If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.
(k)    This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.
(l)    Manager acknowledges and agrees to be bound by the terms of the Original Cash Management Agreement, as modified by this Amendment, with the same force and effect as if Manager had signed the Original Cash Management Agreement.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.
ORIGINAL BORROWER:
110 WILLIAM, LLC,
a Delaware limited liability company

By:	110 William Mezz,. LLC, a Delaware limited liability company, its sole equity member

By:	110 William Mezz Parent, LLC, a Delaware limited liability company, its sole equity member

By:	SE I 10 William Management, LLC, a New York limited liability company, its managing member
By: /s/ Kent M. Swig
Name;    Kent M. Swig
Title:    Managing Member
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NEW BORROWER:
110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company
By:___/s/ Nicholas Bienstock
Name: Nicholas Beinstock
Title: Authorized Signatory

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LENDER:
U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF UBS-BARCLAYS COMMERCIAL MORTGAGE TRUST 2012-C2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-C2

By:	Wells Fargo Bank, National Association,
solely in its capacity as Master Servicer
pursuant to that certain Pooling and
Servicing Agreement, dated as of July 1,
2012

By:___/s/ Wayne Ventus, JR _____
Name: Wayne Ventus, JR
Title: Assistant Vice President

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CASH MANAGEMENT BANK:
WELLS FARGO BANK, N.A.,
a national banking association

By: /s/ Tracy Orcutt
Name: Tracy Orcutt
Title: Vice President

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MANAGER:
SWIG EQUITIES, LLC,
a New York limited liability company

By: /s/ Kent Swig
Name: Kent Swig
Title: Authorized Signatory

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EXHIBIT A
FEE AGREEMENT
[see attached]

A-1

FEE AGREEMENT
May 2, 2014

Lender:	U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF UBS-BARCLAYS COMMERCIAL MORTGAGE TRUST 2012-C2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-C2
Borrower:	110 WILLIAM PROPERTY INVESTORS III, LLC
Original Loan Size:	$141,500,000.00

Acceptance Fee...............................................................................................................................    WAIVED
This one-time fee is payable upon closing and includes the review of this Agreement and supporting documentation.
Monthly Servicing Administration Fee...........................................................................    $450.00 / month*
* The Monthly Servicing Administration Fee is subject to change in Cash Management Bank’s reasonable discretion (i) upon the occurrence of a trigger or cash sweep event, or (ii) pursuant to Cash Management Bank’s then current fee structure for the servicing and administration of accounts of this type, provided that the minimum monthly servicing and administration fee shall not be less than $450 / month.

Out-of-Pocket Expenses
Fees quoted do not include any out-of-pocket expenses including, but not limited to, expenses of foreign depositaries, stationery, overnight courier, and messenger costs. These expenses will be billed, at our cost, when incurred. In the event the transaction terminates before closing, all out-of-pocket expenses incurred will be billed to the account.

A-2

EXHIBIT B
BORROWER’S OPERATING ACCOUNT

Bank:	Chase Bank
Account Name:	110 William Property Investors III, LLC
ABA Routing Number:	021-000-021
Account Number:	585766277

B-1